February 6, 2002

Hilliard Lyons Growth Fund

Dear Shareholder:

2001 was a difficult year that challenged our nation emotionally, economically and militarily in a way not experienced since Japan attacked Pearl Harbor. Great entities--nations, companies, organizations, and individuals--besieged by such challenges unleash a unique resolve that drives them to rise up, unite, and, ultimately, prevail. America will prevail in its current war on terrorism and the end result will be a stronger, more secure, and more vigilant nation. Battles remain before our skies are again clear, but we see the horizons brightening with that familiar golden glow to which we are accustomed.

Our stock markets followed the same rocky course as our country as a whole. Our tenuous economy fell into a full-blown recession after the terrorist attacks, pulling with it a fragile stock market struggling to keep its head above water. Despite an impressive rally following the September 20/th lows, the markets finished the year in negative territory for the second year in a row. During 2001, the S&P 500 lost 11.9%, its second consecutive year of a double digit decline. The Fund outperformed the S&P 500 for the second consecutive year, but still finished down 8.9%. /

During the third quarter our economy slipped into a recession after nearly a decade of continuous growth. Lower interest rates, lower energy prices and a strong housing market helped dilute the impact of a weaker labor market and excess corporate capacity. Companies that expanded their operations too quickly during the heady years of the late 1990s are struggling to adjust their businesses in a world of benign demand. This is a difficult task and some will not be able to adjust quickly enough to avoid bankruptcy. This recession has already left an impressive list of companies clamoring for the courthouse steps, including Enron, Pacific Gas & Electric, Fruit of the Loom, K-Mart, and Excite @Home.

Business conditions remain weak in the technology and telecom industries due to cutthroat pricing and excess capacity. In the second half of 2001, four of the largest telecom equipment manufacturers announced more than $70 billion in charges and released tens of thousands of employees. A recent Wall Street Journal headline for an IBM advertisement touting the new P690 server best summarized the fiercely competitive conditions by announcing: "FOUR TIMES AS FAST. HALF A MILLION DOLLARS LESS." Poor pricing and tremendous over-capacity is not a savory recipe for near term profit growth in these sectors.

The 60% fall in the technology heavy Nasdaq composite reflects the poor business climate. Despite this steep decline, many companies still have extravagant price to earnings ratios. Today, the trailing price to earnings ratio for the technology sector is over 50, versus 28 for the market. The market's trailing price to earnings ratio falls to 18.8 when the technology sector is removed, according to data provided by Baseline Corporation.

As we look ahead, we view the current market cautiously given its impressive rally late last year. We still emphasize companies with steady and predictable growth strategies over companies with more cyclical profiles. Although we believe 2002 will witness renewed economic growth, we feel the excesses of the past will temper the forthcoming recovery.

On behalf of all our dedicated professionals at Hilliard Lyons who are committed to producing a highly regarded fund, we thank you for your continued confidence and loyalty.

   Sincerely,

                    /s/ Donald F. Kohler      /s/ Shawn J. Ridley
                 DONALD F. KOHLER             SHAWN J. RIDLEY
                 Chairman of the Board        Portfolio Manager
              and President



                                    [CHART]

Comparison of Change in Value of $10,000 Investment in
HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500
January 6, 1992 (Commencement of Operations) through December 31, 2001

Average Total Return*
            1 YEAR   5 YEAR   SINCE INCEPTION
INVESTOR A  -13.18%   7.52%         9.96%(1)
INVESTOR B  -13.87%    N/A         -1.62%(2)

       Hilliard Lyons    S&P 500     Hilliard Lyons       S&P 500
        Growth Fund     (1/6/92-      Growth Fund        (4/20/98-
        (Investor A)    12/31/01      (Investor B)       12/31/01)
1991        9525          10000
1992(1)    10185          10966
1993       10606          12072
1994       10882          12230
1995       14269          16826
1996       17125          20692
1997       24046          27598
1998       27312          35488          10007             10000
1999       28195          42955          10363             13523
2000       28345          38994          10337             12292
2001       25836          34363           9414              8323

Past performance is not predictive of future performance
(1) Annualized for the period 1/6/92 through 12/31/92.
(2) Commencement of B shares April 20, 1998.
* Returns have been reduced by the maximum initial sales charge of 4.75% for Inverstor A and maximum contingent sales charge of 4.75% for investor B.

                       HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001

COMMON STOCKS -- 99.8%
--------------------------------------------------------------------------------

                                                                Market
       Shares   Company                               Cost      Value
       ------   -------                               ----      -----
                 CAPITAL GOODS -- 13.6%
                --------------------------------------------------------
       100,000  Dover Corp........................ $1,869,166 $ 3,707,000
        39,000  General Electric Co...............    248,578   1,563,120
        55,000  Tyco International Ltd............  2,843,885   3,239,500
                                                   ---------- -----------
                                                    4,961,629   8,509,620
                 CONSUMER DURABLE -- 13.1%
                --------------------------------------------------------
        58,000  Donaldson Inc.....................    746,390   2,252,720
        85,000  Harley Davidson Inc...............    880,444   4,616,350
        45,000  Interpublic Group Cos. Inc........  1,580,953   1,329,300
                                                   ---------- -----------
                                                    3,207,787   8,198,370
                 CONSUMER NON-DURABLE -- 1.5%
                --------------------------------------------------------
        30,000  Estee Lauder Cos..................    734,888     961,800
                                                   ---------- -----------
                                                      734,888     961,800
                 FINANCIAL -- 33.3%
                --------------------------------------------------------
        70,000  American International Group Inc..    784,705   5,558,000
            50* Berkshire Hathaway Inc............  1,844,237   3,780,000
        80,000  Cincinnati Financial Corp.........  1,373,140   3,052,000
        50,000  Federal Home Loan Mortgage Corp...    634,272   3,270,000
        27,000  Fifth Third Bancorp...............    272,000   1,655,910
        18,000  Morgan Stanley Dean Witter Co.....    987,728   1,006,920
       100,000  Synovus Financial Corp............  1,140,740   2,505,000
                                                   ---------- -----------
                                                    7,036,822  20,827,830
                 HEALTH CARE -- 12.1%
                --------------------------------------------------------
        27,000  Allergan Inc......................    296,833   2,026,350
        67,000  Johnson & Johnson.................    684,324   3,959,700
        40,000  Pfizer Inc........................  1,349,956   1,594,000
                                                   ---------- -----------
                                                    2,331,113   7,580,050

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      SCHEDULE OF INVESTMENTS--continued
                               December 31, 2001

                                                              Market
        Shares     Company                         Cost       Value
        ------     -------                      ----------- -----------
                    RETAIL & SERVICES -- 12.7%
                   ---------------------------------------------------
         45,000    CVS Corp.................... $ 1,480,375 $ 1,332,000
         43,000    Gannett Inc.................   1,732,500   2,890,890
         30,000    Omnicom Group...............   2,526,218   2,680,500
         30,000    Walgreen Co.................     119,450   1,009,800
                                                ----------- -----------
                                                  5,858,543   7,913,190
                    TECHNOLOGY -- 13.5%
                   ---------------------------------------------------
         65,000*   Applied Materials Inc.......   3,150,625   2,606,500
        100,000    Nokia Corp..................   2,472,080   2,453,000
        160,000*   Solectron Corp..............   4,979,506   1,804,800
         40,000    Waters Corp.................   1,075,400   1,550,000
                                                ----------- -----------
                                                 11,677,611   8,414,300
                                                ----------- -----------
                   Total Common Stocks......... $35,808,393 $62,405,160

        U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
        ------------------------------------------------------------

Principal                                                  Purchase Maturity   Market
 Amount   Description                                       Yield     Date     Value
--------- -----------                                      -------- -------- -----------
$365,000. Federal Home Loan Bank..........................  1.47%   01/02/02 $   364,985
                                                                             -----------
          Total U.S. Government Agency Obligations
          (Cost -- $364,985)..............................                       364,985
                                                                             -----------
          TOTAL INVESTMENTS (Cost -- $36,173,378) (100.4%)                   $62,770,145

                                                                             ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001

ASSETS:
Investments at market value:
 Common stocks (cost $35,808,393)................................................ $ 62,405,160
 U.S. Government Agency Obligations at value (amortized cost $364,985)...........      364,985
                                                                                  ------------
   Total investments.............................................................   62,770,145
Cash.............................................................................        4,467
Receivables:
 Dividends.......................................................................       60,858
 Capital shares sold.............................................................       15,555
Prepaid expenses.................................................................        1,853
                                                                                  ------------
   Total Assets.................................................................. $ 62,852,878
                                                                                  ============
LIABILITIES:
Due to adviser -- Note C......................................................... $    113,528
Capital shares redeemed..........................................................       81,323
Accrued expenses.................................................................      127,948
                                                                                  ------------
   Total Liabilities.............................................................      322,799
                                                                                  ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and 2,033,643 shares
 issued and outstanding).........................................................        2,034
Paid-in surplus..................................................................   36,839,237
Accumulated net realized loss on investments.....................................     (907,959)
Net unrealized appreciation on investments.......................................   26,596,767
Accumulated net investment loss..................................................           (0)
                                                                                  ------------
   Total Capital (Net Assets).................................................... $ 62,530,079
                                                                                  ============
Net assets
 Investor A shares............................................................... $ 51,401,579
 Investor B shares...............................................................   11,128,500
                                                                                  ------------
                                                                                  $62,530,079..
                                                                                  ============
Shares of capital stock
 Investor A shares...............................................................    1,664,224
 Investor B shares...............................................................      369,419
                                                                                  ------------
                                                                                     2,033,643
Net asset value
 Investor A shares -- redemption price per share................................. $      30.89
                                                                                  ============
 Investor B shares -- offering price per share*.................................. $      30.12
                                                                                  ============
Maximum sales charge (Investor A)................................................         4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A)....................... $      32.43
                                                                                  ============

*Redemption price of Investor B shares varies based on length of time shares are held.

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2001

INVESTMENT INCOME:
Dividends............................................................. $   554,604
Interest..............................................................      32,635
                                                                       -----------
       Total investment income........................................     587,239

EXPENSES:
Management fees -- Note C.............................................     522,571
12b-1 expenses (Investor B) -- Note C.................................      98,176
12b-1 expenses (Investor A) -- Note C.................................      91,811
Custodian fees........................................................      63,275
Transfer agent fees (Investor A)......................................      59,950
Transfer agent fees (Investor B)......................................      58,000
Audit fees............................................................      40,150
Shareholder reports...................................................      37,675
Directors' fees.......................................................      31,340
Legal fees............................................................      24,250
Insurance expense.....................................................      20,812
Filing fees...........................................................      18,250
Trade association.....................................................       3,121
                                                                       -----------
                                                                         1,069,381
                                                                       -----------
Waiver of management fees by Adviser -- Note C........................    (157,617)
       Total expenses.................................................     911,764
                                                                       -----------
          Net investment loss.........................................    (324,525)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:

   Net realized loss on investments -- Note B.........................     (52,766)
   Change in unrealized appreciation on investments...................  (6,170,861)
                                                                       -----------
       Net loss on investments........................................  (6,223,627)
                                                                       -----------
          Net decrease in net assets resulting from operations........ $(6,548,152)
                                                                       ===========


                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                For the year ended
                                                                                   December 31,
                                                                            --------------------------
                                                                                2001          2000
                                                                            ------------  ------------
DECREASE IN NET ASSETS FROM OPERATIONS:

   Net investment loss..................................................... $   (324,525) $   (224,328)
   Net realized loss on investments........................................      (52,766)     (902,407)
   Net change in unrealized appreciation on investments....................   (6,170,861)      350,714
                                                                            ------------  ------------
       Net decrease in net assets from operations..........................   (6,548,152)     (776,021)

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
   Net investment income ..................................................           (0)           (0)
   Net realized gain on investments........................................           (0)           (0)
                                                                            ------------  ------------
       Total distributions.................................................           (0)           (0)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
   Net investment income and in excess of net investment income............           (0)           (0)
   Net realized gain on investments........................................           (0)           (0)
                                                                            ------------  ------------
       Total distributions.................................................           (0)           (0)

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from 0 and 0 shares issued in reinvestment of dividends,
     respectively..........................................................           (0)           (0)
   Proceeds from 237,706 and 185,983 shares sold, respectively.............    7,466,445     5,983,026
   Cost of 371,832 and 1,007,748 shares repurchased, respectively..........  (11,668,073)  (32,562,781)
                                                                            ------------  ------------
       Net decrease in net assets from capital share transactions..........   (4,201,628)  (26,579,755)
                                                                            ------------  ------------
          Total decrease in net assets.....................................  (10,749,780)  (27,355,776)

NET ASSETS:
   Beginning of period ....................................................   73,279,859   100,635,635
                                                                            ------------  ------------
   End of period (includes distribution in excess of net investment income of $0 and $0, respectively)........................................... $ 62,530,079  $ 73,279,859
                                                                            ============  ============

                      See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 2001

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares: Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales price. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2001, the Fund had tax-basis capital loss carryforwards of $2,213 which will expire on December 31, 2008 and $898,615 which will expire on December 31, 2009. The historical GAAP basis analysis of net assets does not materially differ from the tax basis components of net assets.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- RELATED PARTY TRANSACTION

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 2001 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 2001, the waiver of the management fee amounted to $101,365 for the Class A share investors and $56,251 for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $242,820 during the year ended December 31, 2001. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 270,107 shares of the Fund as of December 31, 2001.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $1,000 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

During the year, the Adviser reimbursed the fund approximately $48,000 for realized losses incurred on a trading error.

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 2001, purchases and proceeds from sale of investment securities (excluding short-term securities) were $12,401,231 and $15,620,774, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 2001, the gross unrealized appreciation and depreciation on investments was $30,734,706 and $4,137,939, respectively, resulting in net unrealized appreciation of $26,596,767.

NOTE E -- CAPITAL TRANSACTIONS

                                                                 For the year ended
                                                                    December 31,
                                                            ---------------------------
                                                                2001          2000
                                                            ------------  -------------
CAPITAL TRANSACTIONS:
Investor A Shares:
   Proceeds from shares issued............................. $  4,210,151   $  4,998,405
   Dividends reinvested....................................           (0)            (0)
   Shares redeemed.........................................  (10,244,232)   (28,772,214)

                                                            ------------  -------------
   Change in net assets from Investor A share transactions. $ (6,034,081) ($ 23,773,809)

                                                            ============  =============
Investor B shares:
   Proceeds from shares issued............................. $  3,256,294   $    984,621
   Dividends reinvested....................................           (0)            (0)
   Shares redeemed.........................................   (1,423,841)    (3,790,567)

                                                            ------------  -------------
   Change in net assets from Investor B share transactions. $  1,832,453   $ (2,805,946)

                                                            ============  =============
SHARE TRANSACTIONS:
Investor A shares:
   Issued..................................................      132,824        155,359
   Reinvested..............................................           (0)            (0)
   Redeemed................................................     (324,323)      (889,471)

                                                            ------------  -------------
   Change in Investor A shares.............................     (191,499)      (734,112)

                                                            ============  =============
Investor B shares:
   Issued..................................................      104,882         30,624
   Reinvested..............................................           (0)            (0)
   Redeemed................................................      (47,509)      (118,277)

                                                            ------------  -------------
   Change in Investor B shares.............................       57,373        (87,653)

                                                            ============  =============

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                           Investor B                                                 Investor A
                     ------------------------------------------------        -------------------------------------------------
                                                            Period from
                                                             April 20,
                        For the Year Ended                    1998* To
                           December 31,                     December 31,        For the Year Ended December 31,
                     --------------------                   ------------     ---------------------------------
                      2001         2000         1999            1998          2001         2000         1999        1998
                     -------      -------      -------      ------------     -------      -------      -------     -------
Net asset value:
Beginning of period. $ 33.31      $ 33.38      $ 33.33         $32.63        $ 33.89      $ 33.71      $ 33.49     $ 30.29
                     -------      -------      -------         ------        -------      -------      -------     -------
Net investment
 income/(loss)......   (0.26)       (0.37)       (0.14)         (0.02)         (0.12)       (0.06)        0.11        0.20
Net realized and
 unrealized
 gain (loss) on
 investments........   (2.93)        0.30         0.97           1.57          (2.88)        0.24         0.98        3.89
                     -------      -------      -------         ------        -------      -------      -------     -------
Total from
 investment
 operations.........   (3.19)       (0.07)        0.83           1.55          (3.00)        0.18         1.09        4.09
                     -------      -------      -------         ------        -------      -------      -------     -------
Less dividends from:
Net investment
 income.............   (0.00)       (0.00)       (0.00)         (0.14)         (0.00)       (0.00)       (0.09)      (0.18)
Realized gains......   (0.00)       (0.00)       (0.78)         (0.71)         (0.00)       (0.00)       (0.78)      (0.71)
Total distributions.   (0.00)       (0.00)       (0.78)         (0.85)         (0.00)       (0.00)       (0.87)      (0.89)
                     -------      -------      -------         ------        -------      -------      -------     -------
Net asset value:
  End of period..... $ 30.12      $ 33.31      $ 33.38         $33.33        $ 30.89      $ 33.89      $ 33.71     $ 33.49
                     =======      =======      =======         ======        =======      =======      =======     =======
Total Investment
 Return (Excludes
 sales charge)......   (9.61)%      (0.21)%       2.44%          4.82%***      (8.85)%       0.53%        3.23%      13.58%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to
 average net
 assets.............    2.05%(e)     2.05%(d)     2.04%(c)       2.05%(b)**     1.25%(e)     1.29%(d)     1.29%(c)    1.25%(b)
Ratio of net
 investment
 income to
 average net
 assets.............   (1.15%)(e)   (0.93%)(d)   (0.44%)(c)    (0.23%)(b)**    (0.36%)(e)   (0.17%)(d)    0.30%(c)    0.64%(b)
Portfolio turnover
 rate (f)...........   19.05%       34.19%       24.60%         18.15%         19.05%       34.19%       24.60%      18.15%
Net assets, end of
 period (000s
 omitted) .......... $11,129      $10,395      $13,343         $9,604        $51,402      $62,884      $87,293     $88,498







                      1997
                     -------
Net asset value:
Beginning of period. $ 22.95
                     -------
Net investment
 income/(loss)......    0.12
Net realized and
 unrealized
 gain (loss) on
 investments........    9.13
                     -------
Total from
 investment
 operations.........    9.25
                     -------
Less dividends from:
Net investment
 income.............   (0.12)
Realized gains......   (1.79)
Total distributions.   (1.91)
                     -------
Net asset value:
  End of period..... $ 30.29
                     =======
Total Investment
 Return (Excludes
 sales charge)......   40.41%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to
 average net
 assets.............    1.30%(a)
Ratio of net
 investment
 income to
 average net
 assets.............    0.49%(a)
Portfolio turnover
 rate (f)...........   22.20%
Net assets, end of
 period (000s
 omitted) .......... $58,416

(a)Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.

(b)Net of voluntary expense reimbursement and management fee waiver by the Adviser for B share investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.
(c)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares, respectively, for the year ended December 31, 1999.
(d)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.37% and (0.25%) for A shares and 2.58% and (1.46%) for B shares, respectively, for the year ended December 31, 2000.
(e)Net of voluntary management fee waiver by the Advisor for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.44% and (.55%) for A shares and 2.57% and (1.67%) for B shares, respectively, for the year ended December 31, 2001.
(f)Portfolio turnover rate is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

*  Commencement of B shares
 **Annualized
 ***Not annualized

                        Report of Independent Auditors

To the Shareholders and Board of Directors
  Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hilliard Lyons Growth Fund, Inc. as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Louisville, Kentucky
January 24, 2002

                       HILLIARD LYONS GROWTH FUND, INC.
                         MANAGEMENT INFORMATION CHART
                                  (UNAUDITED)

              1                       2                     3                         4                        5
                                                                                                      Number of Portfolios
                                Positions Held     Term of Office and      Principal Occupation(s)      In Fund Complex
 Name, Address and Age          With the Fund     Length of Time Served    During Past Five Years     Overseen by Director
 ---------------------          -------------     ---------------------    ----------------------     --------------------
William A. Blodgett, Jr. (55)      Director         Indefinite; since   Vice President, Deputy                  1
Brown-Forman Corporation                              July 12, 1994     General Counsel of Brown-
850 Dixie Highway                                                       Forman Corporation since
Louisville, KY 40210                                                    October 1994; Partner, Law
                                                                        Firm of Woodward, Hobson &
                                                                        Fulton prior thereto
John C. Owens (74)...........      Director         Indefinite; since   Private Investor, formerly              1
116 Chinoe Road                                         inception       Managing Partner of
Lexington, KY 40502                                                     Owens & Company,
                                                                        Certified Public Accountants,
                                                                        Lexington, KY
Stewart E. Conner (60).......      Director         Indefinite; since   Managing Partner, Law Firm              1
Wyatt Tarrant & Combs                                August 17, 1998    of Wyatt Tarrant & Combs,
2800 Citizens Plaza                                                     Louisville, KY
Louisville, KY 40202
Donald F. Kohler (1)(2) (70).   Chairman of the     Indefinite; since   Investment Consultant;                  2
Hilliard Lyons Center         Board and President       inception       Executive Vice President of
Louisville, KY 40202                                                    Hilliard Lyons from 1986 to
                                                                        1996 and Director of Hilliard
                                                                        Lyons from 1981 to 1996
Joseph C. Curry, Jr. (57)....   Vice President,         Annually        Senior Vice President of              N/A
Hilliard Lyons Center            Secretary and                          Hilliard Lyons since July
Louisville, KY 40202               Treasurer                            1994 and Vice President
                                                                        prior thereto
Dianna P. Wengler (41)....... Assistant Secretary       Annually        Vice President of Hilliard            N/A
Hilliard Lyons Center                                                   Lyons since 1990
Louisville, KY 40202

              1                        6

                              Other Directorships
 Name, Address and Age         Held by Director
 ---------------------         ----------------
William A. Blodgett, Jr. (55)        None
Brown-Forman Corporation
850 Dixie Highway
Louisville, KY 40210


John C. Owens (74)...........        None
116 Chinoe Road
Lexington, KY 40502


Stewart E. Conner (60).......        None
Wyatt Tarrant & Combs
2800 Citizens Plaza
Louisville, KY 40202
Donald F. Kohler (1)(2) (70).        None
Hilliard Lyons Center
Louisville, KY 40202


Joseph C. Curry, Jr. (57)....
Hilliard Lyons Center
Louisville, KY 40202

Dianna P. Wengler (41).......
Hilliard Lyons Center
Louisville, KY 40202

(1)Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 by virtue of an affiliation with the Fund's investment adviser and/or Hilliard Lyons.
(2)Director of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is Hilliard Lyons.
   A Statement of Additional Information, which includes additional information about Fund directors, is available without charge, upon request by calling
(800) 444-1854 from 8:30 a.m. to 5:00 p.m. central time, Monday through Friday.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                                 Annual Report
                               December 31, 2001
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------

                                   DIRECTORS

William A. Blodgett, Jr.
Stewart E. Conner
                    Donald F. Kohler
                    John C. Owens

                                   OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President,   Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                   AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of share- holders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                 ANNUAL REPORT
                               December 31, 2001